SUPPLEMENT TO THE PROSPECTUS
                          PROSPECTUS DATED MAY 1, 1996
                   (AS PREVIOUSLY SUPPLEMENTED JULY 17, 1996)

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                           GLOBAL FIXED INCOME SERIES

At a recent meeting of the Board of Directors of Templeton Institutional Funds, Inc., the Board approved the dissolution of the Global Fixed Income Series (the "Series"). Accordingly, as of the date of this supplement, the Series has been dissolved and its shares are no longer offered for sale to the public.




January 1, 1997                                   ZTIFI STKR1 1/97